UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3260 Whipple Road Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Determination of 2008 Cash Bonuses for Executive Officers
On February 26, 2009, the Board of Directors (the “Board”) of Questcor Pharmaceuticals, Inc. (the “Company”), based on the recommendation of the Board’s Compensation Committee (the “Compensation Committee”), approved the 2008 cash bonuses for the Company’s executive officers. The 2008 cash bonuses were determined based on the executive officer’s level of satisfaction of the management performance objectives established and tailored for such executive officer by the Compensation Committee for the Company’s 2008 fiscal year. The table below sets forth the cash bonuses for the following executive officers:

		2008 Cash
Name	Title	Bonus
Don M. Bailey	President and Chief Executive Officer	$429,188

Stephen L. Cartt	Executive Vice President, Corporate Development	$252,500

David J. Medeiros	Senior Vice President, Pharmaceutical Operations	$171,250

Gary M. Sawka(1)	Senior Vice President, Finance and Chief Financial Officer	$31,933

(1)	Mr. Sawka commenced employment with the Company on September 10, 2008.
Grant of Options to Executive Officers
On February 26, 2009, the Board, based on the recommendation of the Compensation Committee, approved the grant of options to purchase the Company’s common stock to the Company’s executive officers under the Company’s 2006 Equity Incentive Plan. The table below sets forth the stock option grants approved by the Board:

		Shares
		Subject to
Name	Title	Option
Don M. Bailey	President and Chief Executive Officer	220,000

Stephen L. Cartt	Executive Vice President, Corporate Development	100,000

Steven Halladay, Ph.D.	Senior Vice President, Clinical and Regulatory Affairs	40,000

David J. Medeiros	Senior Vice President, Pharmaceutical Operations	70,000

Gary M. Sawka(1)	Senior Vice President, Finance and Chief Financial Officer	10,000

(1)	Mr. Sawka commenced employment with the Company on September 10, 2008.

Determination of 2009 Base Salaries
On February 26, 2009, the Board, based on the recommendation of the Compensation Committee, approved the 2009 base salaries for the Company’s executive officers.
The table below sets forth the 2009 base salary levels for the following executive officers:

		2009
Name	Title	Salary
Don M. Bailey	President and Chief Executive Officer	$546,000

Stephen L. Cartt	Executive Vice President, Corporate Development	$364,000

Steven Halladay, Ph.D.	Senior Vice President, Clinical and Regulatory Affairs	$303,850

David J. Medeiros	Senior Vice President, Pharmaceutical Operations	$338,000

Gary M. Sawka	Senior Vice President, Finance and Chief Financial Officer	$260,000
Determination of 2009 Cash Bonus Target Levels for Executive Officers
On February 26, 2009, the Board, based on the recommendation of the Compensation Committee, approved the 2009 cash bonus target levels for the Company’s executive officers. The actual amount of cash bonuses that may be awarded remains subject to the discretion of the Board. The table below sets forth the 2009 target bonus percentages for the following executive officers:

Name	Title	2009 Bonus Targets(1)
Don M. Bailey	President and Chief Executive Officer	65%

Stephen L. Cartt	Executive Vice President, Corporate Development	55%

Steven Halladay, Ph.D.	Senior Vice President, Clinical and Regulatory Affairs	45%

David J. Medeiros	Senior Vice President, Pharmaceutical Operations	45%

Gary M. Sawka	Senior Vice President, Finance and Chief Financial Officer	45%

(1)	Targets are expressed as a percentage of the officer’s 2009 base salary.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2009	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Gary M. Sawka
Gary M. Sawka
Senior Vice President, Finance, and Chief Financial Officer